UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      January 30, 2004
                                                   ------------------------

                           SECOND STAGE VENTURES, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                      000-32903                 98-0233859
------------------------     ------------------------      -------------------
(State of incorporation)     (Commission file number)       (I.R.S. Employer
                                                           Identification No.)

                           92 Welk Lane, Winward Road
                     Providenciales, Turks & Caicos Islands
                               British West Indies
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (649) 231-2250

                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)


ITEM 5.  OTHER EVENTS

Second Stage Ventures, Inc. (the "Registrant") has agreed to amend the letter of intent entered into between the Registrant and Nova Electric Systems Inc. ("Nova") on January 5, 2004 (the "Letter"), as reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2004, to extend the escrow period from 5:00 p.m. PST on January 29, 2004 to 5:00 p.m. PST on February 16, 2004. In all other respects the Letter shall remain as originally executed by the parties.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date      January 30, 2004                          /s/ Zennie Morris
     ---------------------------            -----------------------------------
                                            Zennie Morris, President & Director


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